Michael C. Rechin President Chief Executive Officer Mark K. Hardwick Executive Vice President Chief Operating Officer Chief Financial Officer John J. Martin Executive Vice President Chief Credit Officer Michael J. Stewart Executive Vice President Chief Banking Officer Michele Kawiecki Senior Vice President Director of Finance 1st Quarter 2017

This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2 Forward-Looking Statements

3 Why Invest in First Merchants?

4 Financial Highlights Assets $ 7,326,193 Loans, Net $ 5,206,684 Deposits $ 5,635,309 Tangible Common Equity $ 671,382 TCE/TA 9.50% 2017 Net Income – YTD $ 23,193 2017 ROAA – YTD 1.29% 2017 ROATCE - YTD 14.38% NPAs/Loans + OREO 0.70% Company Profile (as of 3/31/2017) Market Information Common Shares Outstanding 41,047,543 Market Cap $ 1,613,989 Dividend Yield 1.48% Price/Tangible Book Value 2.38x Price/LTM EPS 18.6x Price/2017 Est. EPS 17.8x Leadership Team – First Merchants Name/Title Michael C. Rechin, President & CEO Mark K. Hardwick, EVP, Chief Operating Officer & Chief Financial Officer Michael J. Stewart, EVP & Chief Banking Officer John J. Martin, EVP & Chief Credit Officer First Merchants  First Merchants Bank, formed in 1893, celebrating its 124th anniversary.  First Merchants Corporation, organized in 1982, is the largest financial services holding company headquartered in Central Indiana ($ in Thousands)

5 Key Market Profiles Loans Deposits $2,305M Indianapolis $1,565M 951M Muncie 1,685M 719M Munster 1,029M 555M Lafayette 1,005M 745M Columbus 351M $5,275M Total $5,635M (as of March 31, 2017) Mission Statement To be the most responsive, knowledgeable and high-performing bank for our clients, teammates and shareholders. Our Franchise

Key FMC Deposit Market Share

FDIC Data June 30, 2016

County	Region/Type	Market Position	Market %	$ Deposits
Delaware County, IN	Muncie (Established)	1	46.17%	$ 893,981
Jasper County, IN	Lafayette (Established)	1	31.26%	198,089
White County, IN	Lafayette (Established)	1	33.24%	159,014
Shelby County, IN	Indianapolis (Growth)	1	19.18%	103,239
Jay County, IN	Muncie (Established)	1	44.32%	91,506
Union County, IN	Muncie (Established)	1	43.39%	47,973
Tippecanoe County, IN	Lafayette (Established)	2	20.91%	510,925
Madison County, IN	Indianapolis (Growth)	2	24.59%	325,704
Henry County, IN	Muncie (Established)	2	37.87%	238,625
Wabash County, IN	Muncie (Established)	2	14.87%	54,790
Hendricks County, IN	Indianapolis (Growth)	3	11.33%	240,483
Adams County, IN	Muncie (Established)	3	16.69%	104,959
Randolph County, IN	Muncie (Established)	3	7.61%	63,409
Clinton County, IN	Lafayette (Established)	3	13.77%	60,689
Morgan County, IN	Indianapolis (Growth)	4	11.59%	98,643
Hancock County, IN	Indianapolis (Growth)	4	8.61%	80,930
Carroll County, IN	Lafayette (Established)	4	10.66%	32,907
Brown County, IN	Indianapolis (Growth)	4	19.11%	18,656
Lake County, IN	Lafayette (Established)	5	7.83%	670,030
Hamilton County, IN	Indianapolis (Growth)	5	6.37%	522,258
Johnson County, IN	Indianapolis (Growth)	5	7.23%	142,769
Fayette County, IN	Muncie (Established)	5	8.47%	26,526
Miami County, IN	Muncie (Established)	5	7.99%	31,331
Sub Total				$4,717,436
First Merchants Total				$5,447,848

6

www.firstmerchants.com

THE STRENGTH OF BIG. THE SERVICE OF SMALL.

7 First Merchants “Whole Bank” Strategy  Commercial Banking  Consumer Banking  Private Wealth Advisors  Growth Strategy • Organic • Merger/Acquisition

8 First Merchants Strategy  Commercial Bank • Located in Prime Growth Commercial Banking Markets • Indianapolis, Indiana • Columbus, Ohio • Lafayette, Indiana • Northwest Indiana • Hire the Best Talent Supported with the Finest: • Sales Management Process • Lending and Cash Management Services • Revenue-Based Incentive System

9 First Merchants Strategy  Consumer Retail Bank • Diversely Located in Stable Rural and Growth Metro Markets • Supported by: • Talented Customer Service Oriented Banking Center and Call Center Professionals • State-of-the-Art Deposit and CRM Systems • Highly Usable Online Banking System • Widely Available Mobile Banking System • Customer Service and Relationship Growth-Oriented Incentive System

10 First Merchants Strategy “Service-driven alternative to super-regional bank competitors. Deliver superior service with presence close to the customer for . . . ” “We specialize in our communities”  Retail Banking  Mortgage Banking  Commercial Banking • Business Banking • Commercial & Industrial • Agriculture • Specialty Finance • Healthcare Services • Real Estate • Cash Management Services  Private Wealth Advisory (private banking, investment management, personal trust, brokerage, and retirement)

11 WEALTH ADVISORY MORTGAGE COMMERCIAL BANKING RETAIL BANKING Supported by LOB Strategies Indianapolis Higher Growth Brown, Hamilton, Hancock, Hendricks, Johnson, Madison, Marion, Morgan, Shelby Counties Columbus, OH Higher Growth Franklin County, OH Lafayette Established Carroll, Clinton, Jasper, Montgomery, Tippecanoe, White Counties Muncie Established Adams, Delaware, Fayette, Henry, Jay, Miami, Randolph, Union, Wabash, Wayne Counties, IN Butler, County, OH Munster Higher Growth Lake & Porter, IN Cook & DuPage, IL How We Deliver

12 Lafayette MSA Entered: 2002 Total Population: 217,817 Deposit Market Share: 18.18% Indianapolis MSA Entered: 1998 Total Population: 2,017,134 Deposit Market Share: 3.41% Columbus, Ohio MSA Entered: 2003 Total Population: 2,058,417 Deposit Market Share: .55% Northwest Indiana MSA* Entered: 2013 Total Population: 687,070 Deposit Market Share: 13.72% *Includes Jasper, Lake, and Porter counties LEGACY MARKET Muncie MSA Established: 1893 Total Population: 116,511 Current Market Share: 46.17% Organic Growth Opportunities Exists in All Directions

13 Ranked Best in the Midwest for Business*  AAA Credit Rating**  1st in the Nation for Small Business Growth  1st Nationally for Cost of Doing Business  1st Nationally for Highway Accessibility  1st in the Midwest/8th Nationally for Low Taxes  Leading the Nation in Manufacturing Job Growth  2nd Nationally for Availability of Skilled Labor  2nd Best City in the Nation for Recent Graduates (Indianapolis)  Home to the 2nd Largest Global Fed Ex Air Hub  Regulatory Climate Ranks 2nd in the Nation  4th Nationally for Cost of Living  Indiana’s 3 Maritime Ports Rank 6th in Waterborne Shipping  8th Best State for Business Indiana

14 Delaware County, IN* Rank Branches Deposits Mkt. Share 1 First Merchants Corporation 12 893,981 46.17% 2 Mutual First Financial 9 476,957 24.63% 3 J.P. Morgan Chase 4 220,534 11.39% 4 Old National Bancorp 7 206,538 10.67% 5 Star Financial Group 3 136,933 7.07% 6 Woodforest Financial Group 1 1,391 0.07% Market Total 38 $1,936,334 Projected HHI & Pop. Change 2017-2022 *SNL Financial FDIC Summary of Deposits as of June 30, 2016 Notable Major Employers  Located 58 miles northeast of Indianapolis in the east central portion of the state  Described by several national studies as a typical American community, Delaware County offers the advantages of larger cities without the hassles and costs associated with living in major metropolitan areas.  Easy access to the top 100 markets in the country, Muncie-Delaware County has a diverse economic landscape  Ranked #27, Forbes Best Small Places for Business and Careers  Workforce experienced in life science, advanced manufacturing, 21st century logistics and information technology  Home to Ball State University Muncie Market 7.27% 8.00% 8.01% 3.77% 2.11% 0.15% U.S. Indiana Delaware Co. HHI Pop.

7.27% 8.00% 8.97% 3.77% 2.11% 7.34% U.S. Indiana Hamilton Co. HHI Pop. Projected HHI & Pop. Change 2017-2022 15 Hamilton County, IN** Rank Branches Deposits Mkt. Share 1 First Internet Bancorp 1 1,397,573 17.05% 2 JPMorgan Chase & Co. 15 1,339,119 16.34% 3 Merchants Bancorp 2 1,119,000 13.65% 4 PNC Financial Services Group 12 566,061 6.91% 5 First Merchants Corporation 12 522,258 6.37% 6 Lakeland Financial Corp 3 520,349 6.35% 7 Fifth Third Bancorp 7 465,152 5.68% 8 Huntington Bancshares 12 408,965 4.99% 9 Bank of Montreal 9 359,542 4.39% 10 KeyCorp 7 271,393 3.31% Market Total 117 $8,195,095  Indianapolis metropolitan area includes four of the five fastest- growing counties in Indiana and 10 of the 11 fastest-growing cities and towns with populations of at least 5,000*  The 2015 population estimates released by the U.S. Census Bureau show suburban Hamilton County’s population grew 13% over the last five years*  Indiana’s population has grown 2% since 2010*  Indiana’s population growth outpaced those of neighboring states Illinois, Kentucky, Michigan and Ohio*  With 862,781 residents, Indianapolis was the nation’s 14th largest city* *IBJ.com **SNL Financial FDIC Summary of Deposits as of June 30, 2016 Notable Major Employers Indianapolis Market

7.27% 8.00% 3.77% 3.77% 2.11% 5.19% U.S. Indiana Tippecanoe Co. HHI Pop. 16 Tippecanoe County, IN** Rank Branches Deposits Mkt. Share 1 JPMorgan Chase & Co. 6 $ 701,835 28.72% 2 First Merchants Corporation 9 510,925 20.91% 3 Regions Financial Corp 7 296,336 12.13% 4 Old National Bancorp 5 257,117 10.52% 5 Lafayette Community Bancorp 4 149,577 6.12% 6 First Bancshares, Inc. 4 125,097 5.12% 7 Huntington Bancshares, Inc. 4 123,337 5.05% 8 Fifth Third Bancorp 3 86,976 3.56% 9 1st Source Corp 3 66,711 2.73% 10 Salin Bancshares 3 47,662 1.95% Market Total 57 $ 2,443,556  Ranked #1 in Indiana and #8 nationally, Fortune, Best Place for Small Business, based on cost of business, jobs growth, educational achievements  Ranked #2, Forbes Best Small Places for Business and Careers  Ranked #2 in Indiana for STEM job density, with 13.6% of the workforce, topping the state’s 10.9% & national average of 11.9% (Lafayette up 70.6% since 2001, with 4,850 new jobs)**  Ranked #17 of 200, New Geography, Best Cities for Manufacturing  Home to Purdue University Projected HHI & Pop. Change 2017-2022 Notable Major Employers *SNL Financial FDIC Summary of Deposits as of June 30, 2016 **Indianapolis Business Journal Lafayette Market

17 Lake County, IN* Rank Branches Deposits Mkt. Share 1 JPMorgan Chase & Co. 24 $ 1,812,142 21.17% 2 First Bancshares, Inc. 29 1,790,048 20.91% 3 First Midwest Bancorp 21 1,015,796 11.87% 4 Northwest Indiana Bancorp 15 731,032 8.54% 5 First Merchants Corporation 11 670,030 7.83% 6 First Financial Bancorp 7 652,030 7.62% 7 Fifth Third Bancorp 13 499,788 5.84% 8 Bank of Montreal 15 478,887 5.59% 9 PNC Financial Services Group 4 172,235 2.01% 10 AMB Financial Corp 4 172,143 2.01% Market Total 163 $ 8,560,942  Indiana’s second-most populous market  Benefit from its Chicago proximity  Continue to produce finest steels, refine the cleanest fuels and deliver the best products to the Midwest**  New investments by world-class companies like BP, Pratt Industries, Alcoa Howmet, Urschel Labs and Monosol**  Lakefront being revitalized through the Marquette Plan and assistance of the Regional Development Authority** 7.27% 8.00% 8.16% 3.77% 2.11% -0.54% U.S. Indiana Lake County HHI Pop. Notable Major Employers *SNL Financial FDIC Summary of Deposits as of June 30, 2016 **www.nwiforum.org/nwi-becoming-an-economic powerhouse Northwest Indiana Market Projected HHI & Pop. Change 2017-2022

18  Second-most populous county in Ohio  Within 600 miles of 60% of All U.S. and Canadian Population  Ranked 2nd in CNBC’s 2010 study of state transportation systems for its infrastructure, vitality, quality roads, and ability to cost-effectively ship goods by land, air, and water**  Home to Ohio State University 7.27% 8.07% 7.59% 3.77% 0.89% 5.04% U.S. Ohio Franklin County HHI Pop. Projected HHI & Pop. Change 2017-2022 Notable Major Employers *SNL Financial FDIC Summary of Deposits as of June 30, 2016 **http://jobs-ohio.com/manufacturing/ Franklin County, OH* Rank Branches Deposits Mkt. Share 1 Huntington Bancshares 70 $ 19,176,982 39.51% 2 JP Morgan Chares & Co 49 12,524,687 25.80% 3 PNC Financial Services Group 42 5,243,661 10.80% 4 Fifth Third Bancorp 42 4,775,613 9.84% 5 U. S. Bancorp 34 1,282,621 2.64% 6 Key Corp 21 1,171,856 2.41% 7 Wells Fargo & Co 1 802,026 1.65% 8 Heartland BancCorp 11 508,956 1.05% 9 WesBanco Inc. 10 466,849 .96% 10 First Financial Bancorp 6 458,581 .94% 12 First Merchants Corporation 7 325,171 0.67% Market Total 330 $ 48,539,002 Columbus, Ohio Market

19 Growth Through Acquisition  Experienced Acquirer  Expand in Current High-Growth Markets  Extend into Additional High-Growth Markets  Add to Franchise with Stable Deposit Gathering Markets

THE STRENGTH OF BIG. THE SERVICE OF SMALL. 20

21  Continuous Relationship Building  Complete and Thorough Due Diligence Process Demonstrated Pricing Discipline Detailed Project Managed  Integration Process  Single Charter Operating Environment  Scalable Technology and Operations Center First Merchants Acquisition Process

Operational Delivery Highlights 22 Daleville Operations Facility  Strategic differentiator in support of growth and scalability  Operational services execution “hub” focusing on value creation  Functional focus: • Operations • Credit Administration • Risk Management • Technology • Project Management • Vendor Management  Located off interstate, less than an hour north of Indianapolis, IN  60,000+ square feet of flexible space Strategic Vendor Partners

 Retail Households: 145K  Online Banking/Digital Channel • Consumer: 66K Users • 970K logins monthly • 12K bill pay users • 80K payments monthly  Cash Management Annual Volume • Automated Clearing House (ACH) • # Originated: 2M Items ($7B) • # Received: 13M Items ($20B) • Mobile: 30K Users • 23 average logins per month • 8K mobile deposits per month • Domestic Wires • # Originated: 37K Items ($11.2B) • # Received: 37K Items ($18.2B) • Business: 9.9K Users • 13% use ACH/Wire/Positive Pay • International Wires • # Originated: 1K Items ($43.67M) • # Received: 243 Items ($4.4M) • Total ATMS: 124  Total Debit Cards • 146K active cards • 2.5M monthly card swipes • $100M in monthly volume  Commercial Remote Deposit Capture • 498 businesses using solution • 135K deposits annually • 1.6M items deposited annually • $3.1B in total deposits 23 Operational Delivery Highlights Customer, Digital Channel & Transaction Activity

24 1st Quarter 2017 Highlights  Earnings Per Share of $ .56, a 30.2% Increase over 1Q2016  $23.2 Million of Net Income, a 31.1% Increase over 1Q2016  Total Assets of $7.3 Billion Grew Organically by 7.8% over 1Q2016  1.29% Return on Average Assets; 10.15% Return on Average Equity  52.61% Efficiency Ratio Definitive Agreements Announced  The Arlington Bank on January 25, 2017  Independent Alliance Banks, Inc. on February 17, 2017

Total Assets 2015 2016 Q1-’16 Q1-’17 1. Investments $1,277 $1,305 $1,271 $1,327 2. Loans Held for Sale 10 3 4 1 3. Loans 4,694 5,140 4,710 5,275 4. Allowance (62) (66) (62) (68) 5. CD&I & Goodwill 260 259 262 258 6. BOLI 201 202 201 203 7. Other 381 369 413 330 8. Total Assets $6,761 $7,212 $6,799 $7,326 Annualized Asset Growth 6.7% 6.3%* *Annualized from 12.31.2016 25

Commercial & Industrial 23.9% Commercial Real Estate Owner-Occupied 10.4% Commercial Real Estate Non-Owner Occupied 27.0% Construction Land & Land Development 6.4% Agricultural Land 2.8% Agricultural Production 1.5% Public Finance/Other Commercial 4.6% Residential Mortgage 14.0% Home Equity 8.0% Other Consumer 1.4% YTD Yield = 4.63% Total Loans = $5.3 Billion Loan and Yield Detail (as of 3/31/2017) 26

Mortgage-Backed Securities 31% Collateralized Mortgage Obligations 20% U. S. Agencies 2% Corporate Obligations 1% Corporate Equities 1% Tax-Exempt Municipals 45% Investment Portfolio (as of 3/31/2017)  $1.3 Billion Portfolio  Modified duration of 4.9 years  Tax equivalent yield of 3.88%  Net unrealized gain of $24.2 Million 27

28 Total Liabilities and Capital ($ in Millions) 2015 2016 Q1-’16 Q1-’17 1. Customer Non-Maturity Deposits $4,096 $4,428 $4,140 $4,426 2. Customer Time Deposits 880 747 841 789 3. Brokered Deposits 314 381 330 420 4. Borrowings 446 572 420 587 5. Other Liabilities 51 60 79 53 6. Hybrid Capital 123 122 122 122 7. Common Equity 851 902 867 929 8. Total Liabilities and Capital $6,761 $7,212 $6,799 $7,326

Deposit Detail (as of 3/31/2017) YTD Cost = .39% Total = $5.6 Billion 29 Demand Deposits 51% Savings Deposits 28% Certificates & Time Deposits of >$100,000 6% Certificates & Time Deposits of <$100,000 8% Brokered Deposits 7%

11.37% 11.22% 11.31% 11.49% 11.42% 11.39% 11.05% 11.10% 11.16% 9.21% 8.95% 9.17% 9.08% 9.26% 9.43% 9.48% 9.24% 9.50% 15.12% 14.92% 14.85% 14.94% 14.79% 14.67% 14.18% 14.21% 14.24% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Total Risk-Based Capital Ratio (Target = 13.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 8.50%) 30 Capital Ratios (Target) (Target) (Target)

3.78% 3.81% 3.85% 3.75% 3.83% 3.86% 3.94% 3.90% 3.98% 3.61% 3.65% 3.71% 3.62% 3.66% 3.65% 3.70% 3.72% 3.72% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% $38 $42 $46 $50 $54 $58 $62 $66 Q1 - '15 Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Net Interest Income - FTE ($millions) Net Interest Margin Net Interest Margin - Adjusted for Fair Value Accretion 31 Net Interest Margin ($ in Millions) Q1 - '15 Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Net Interest Income - FTE $ 49.2 $ 51.7 $ 53.3 $ 53.2 $ 57.6 $ 59.2 $ 61.1 $ 62.1 $ 64.9 Fair Value Accretion $ 2.2 $ 2.2 $ 2.0 $ 1.9 $ 2.5 $ 3.2 $ 3.8 $ 2.9 $ 4.3 Tax Equivalent Yield on Earning Assets 4.24% 4.26% 4.30% 4.20% 4.28% 4.30% 4.37% 4.32% 4.42% Cost of Supporting Liabilities 0.46% 0.45% 0.45% 0.45% 0.45% 0.44% 0.43% 0.42% 0.44% Net Interest Margin 3.78% 3.81% 3.85% 3.75% 3.83% 3.86% 3.94% 3.90% 3.98%

2015 2016 Q1-’16 Q1-’17 1. Service Charges on Deposit Accounts $16.2 $17.8 $ 4.1 $ 4.2 2. Wealth Management Fees 11.3 12.6 3.1 3.4 3. Insurance Commission Income 4.1 4. Card Payment Fees 13.4 15.0 3.8 3.7 5. Cash Surrender Value of Life Ins 2.9 4.3 1.5 0.9 6. Gains on Sales Mortgage Loans 6.5 7.1 1.5 1.3 7. Securities Gains/Losses 2.7 3.4 1.0 0.6 8. Gain on Sale of Insurance Subsidiary 8.3 9. Gain on Cancellation of Trust Preferred Debt 1.3 10. Other 3.1 5.0 0.8 0.8 11. Total $69.8 $65.2 $15.8 $14.9 ($ in Millions) 32 Non-Interest Income – – – – – – – – –

33 Non-Interest Expense 2015 2016 Q1-’16 Q1-’17 1. Salary & Benefits $101.9 $102.6 $ 27.3 $ 25.7 2. Premises & Equipment 25.5 29.5 7.3 7.0 3. Core Deposit Intangible 2.8 3.9 1.0 0.9 4. Professional & Other Outside Services 9.9 6.5 2.2 1.7 5. OREO/Credit-Related Expense 3.9 2.9 0.7 0.5 6. FDIC Expense 3.7 3.0 1.0 0.6 7. Outside Data Processing 7.1 9.2 2.1 2.6 8. Marketing 3.5 3.0 0.7 0.6 9. Other 16.5 16.7 4.1 3.5 10. Non-Interest Expense $174.8 $177.3 $ 46.4 $43.1 ($ in Millions)

34 2015 2016 Q1-’16 Q1-’17 1. Net Interest Income $196.4 $226.5 $ 54.5 $ 61.0 2. Provision for Loan Losses (0.4) (5.7) (0.6) (2.4) 3. Net Interest Income after Provision 196.0 220.8 53.9 58.6 4. Non-Interest Income 69.8 65.2 15.8 14.9 5. Non-Interest Expense (174.8) (177.3) (46.4) (43.1) 6. Income before Income Taxes 91.0 108.7 23.3 30.4 7. Income Tax Expense (25.6) (27.6) (5.6) (7.2) 8. Net Income Avail. for Distribution $ 65.4 $ 81.1 $ 17.7 $ 23.2 9. EPS $ 1.72 $ 1.98 $ 0.43 $ 0.56 10. Efficiency Ratio 61.19% 56.51% 61.78% 52.61% Earnings ($ in Millions)

2016 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 $ .49 $ .51 $ .55 $ 1.98 2. Dividends $ .11 $ .14 $ .14 $ .15 $ .54 3. Tangible Book Value $15.02 $15.53 $15.86 $15.85 2017 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .56 – – – $ .56 2. Dividends $ .15 – – – $ .15 3. Tangible Book Value $ 16.49 – – – 35 Per Share Results

$9.21 $9.64 $10.95 $12.17 $13.65 $14.68 $15.85 $16.49 Dividends and Tangible Book Value 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 0.16 .11 .01 .03 .05 .14 .18 1.83% Forward Dividend Yield 32.1% Dividend Payout Ratio = Quarterly Dividends Tangible Book Value .08 36 .15

37 Asset Quality Summary ($ in Millions) 2015 2016 Q1-'16 Q1-'17 $ % $ % 1. Non-Accrual Loans 31.4$ 30.0$ 36.7$ 27.9$ (2.1)$ (7.0%) (8.8)$ (24.0%) 2. Other Real Estate 17.3 9.0 15.6 8.3 (0.7) (7.8%) (7.3) (46.8%) 3. Renegotiated Loans 1.9 4.7 1.0 0.9 (3.8) (80.9%) (0.1) (10.0%) 4. 90+ Days Delinquent Loans 0.9 0.1 1.0 0.1 0.0 0.0% (0.9) (90.0%) 5. Total NPAs & 90+ Days Delinquent 51.5$ 43.8$ 54.3$ 37.2$ (6.6)$ (15.1%) (17.1)$ (31.5%) 6. Total NPAs & 90+ Days/Loans & ORE 1.1% 0.9% 1.2% 0.7% 7. Classified Assets 171.8$ 174.1$ 170.9$ 173.9$ (0.2)$ (0.1%) 3.0$ 1.8% 8. Criticized Assets (includes Classified) 275.0$ 292.6$ 305.8$ 304.3$ 11.7$ 4.0% (1.5)$ (0.5%) Change Change Year End Year over Year

38 ALLL and Fair Value Summary ($ in Millions) Q2-'16 Q3-'16 Q4-'16 Q1-'17 1. Beginning Allowance for Loan Losses (ALLL) 62.1$ 62.2$ 63.5$ 66.0$ 2. Net Charge-offs (Recoveries) 0.7 0.6 (0.1) 0.2 3. Provision Expense 0.8 1.9 2.4 2.4 4. Ending Allowance for Loan Losses (ALLL) 62.2 63.5 66.0 68.2 5. Fair Value Adjustment (FVA) 42.3 37.9 34.9 30.6 6. Total ALLL plus FVA 104.5 101.4 100.9 98.8 7. Purchased Loans plus FVA 863.4 771.6 700.4 639.3 8. Specific Reserves 2.1 1.6 0.9 1.2 9. ALLL/Non-Accrual Loans 185.3% 186.1% 220.1% 244.4% 10. ALLL/Non-Purchased Loans 1.56% 1.50% 1.47% 1.46% 11. ALLL/Loans 1.29% 1.28% 1.28% 1.29% 12. ALLL & FVA/Total Loan Balances plus FVA1 2.15% 2.02% 1.95% 1.86% 1 Management uses this Non-GAAP measure to demonstrate coverage and credit risk

39

40 FMC Strategy and Tactics Overview Looking Forward . . .  Execute on Closing and Integrating The Arlington Bank and Independent Alliance Bank, Inc. Transactions  Continue to Win in our Markets – Geographic Community-Based Banking Model  Continue Focus on Treasury Management Services for Deposit and Fee Generation  Exploit Back-Office Infrastructure for Efficiency and Operating Leverage  Build Out Specialty Finance Businesses and Lending Verticals  Persistently Focus on Banking Center Optimization in Alignment with Digital Channels Migration  Prepare to Successfully Cross the $10 Billion Asset Level “Responsive, Knowledgeable, High-Performing”

41 Recent Acquisition Announcements

42 The Arlington Bank Summary  Definitive Agreement Signed January 25, 2017  Headquartered in Columbus, Ohio  Founded in 1998  Balance Sheet as of September 30, 2016 • $305 Million in Assets • $244 Million in Loans • $260 Million in Deposits  Income Statement for Nine Months Ending September 30, 2016 • Net Income of $3.1 Million • Net Interest Margin of 3.80%  Excellent Credit Quality and Highly Profitable • NPAs / Assets of 0.67% • 1.35% ROAA LTM and 11.93% ROAE LTM

43 The Arlington Bank Financial Overview Transaction Value: $75.8 Million* Consideration: 100% Stock with Fixed Exchange Ratio of 2.7245 Required Approvals: Regulatory and The Arlington Bank Shareholders Voting Agreements for 36.40% of Shares Outstanding Key Assumptions: Cost Savings Estimated to be 35%, or $3.5 Million Estimated One-Time Transaction Costs of $6.8 Million Credit and Interest Rate Marks of $7.8 Million Financial Impact: Accretive to EPS During 2017 Tangible Book Value Earn-Back in Three Years Minimal Impact to Capital Ratios Termination Fee: $3.0 Million Anticipated Closing: Mid-Year 2017 *Based on First Merchants’ January 24, 2017 closing price of $36.46 Per Share

44 The Arlington Bank Transaction Rationale  Columbus Ohio Market Expansion • Adds Three, Full-Service Banking Centers to our Seven; Creating a Columbus Banking Presence with Nearly $1 Billion in Loans • Banking Centers Average More than $80 Million in Deposits Per Location of which 92% are Core • Improves First Merchants’ Deposit Market Position from #12 to #8 • Columbus is One of the Fastest Growing Cities in the Midwest • Arlington Bank is the 9th Largest Originator of Residential Mortgages in the Columbus, Ohio Area Strategic Opportunity Financially Attractive  Accretive to EPS During 2017  Tangible Book Value Earn-Back in Three Years  Significant Operating Efficiencies – Approximately 35% in Cost Savings Attractive Risk Profile  Cultural Fit, Retention of Key Management Members  Due Diligence Process Completed  Experienced Acquirer, Core Competency in Integration Processes

45  Definitive Agreement Signed February 17, 2017  Headquartered in Fort Wayne, Indiana  Founded in 2005 in a combination of two 70-year old companies; Grabill Bank and MarkleBank  Market Capitalization: $162.8 Million*  Balance Sheet as of December 31, 2016 • $1,088 Million in Assets • $753 Million in Loans • $861 Million in Deposits  Income Statement for Year Ending December 31, 2016 • Net Income of $10.2 Million • Net Interest Margin of 3.31% • ROAA of 0.94% • ROATCE of 9.57% Independent Alliance Banks, Inc. Summary *as of February 16, 2017

46 Implied Transaction Value: Blended Transaction Value: $251.3 Million $271.1 Million (Inclusive of the 12.1% Purchased for $19.8 Million Cash) Consideration: Fixed 1.6530 Exchange Ratio for the Remaining 87.9% IALB Common Stock not already owned by First Merchants Required Approvals: Regulatory and IALB Shareholder Key Assumptions: Cost Savings Estimated to be 38% or $10.9 Million Pre-Closing Charges of Approximately $8.3 Million Estimated One-Time Transaction Costs of $7.2 Million Credit Mark of Approximately 2.5%, or $19.7 Million Financial Impact: Accretive to EPS By 2% in 2017 and 5% Annually Thereafter Tangible Book Value Earnback of 3.75 Years Minimal Impact to Capital Ratios Termination Fee: $5.0 Million Anticipated Closing: 3rd Quarter 2017 *based on FRME closing price on February 16, 2017, taking into account FRME 12.1% IALB Investment made on November 21, 2016 Independent Alliance Banks, Inc. Transaction Overview*

47  Contiguous Market Expansion • Significant Entry into Fort Wayne MSA, Indiana’s 2nd Largest MSA, with $646 Million in Deposits and #5 Market Share Position • #1 Market Share in Wells County with Two County Seat Locations  Strong and Growing Core Earnings, Acquisition Accretive to EPS by 2% in 2017 and 5% annually thereafter  Tangible Book Value Earn Back of 3.75 Years  Significant and Stable Core Deposits, 91% of Deposits  Maintains a Healthy Capital Position  Comprehensive Due Diligence Process Completed  Cultural Fit and Retention of Key Management Members including Mike Marhenke and Will Thatcher in Leadership Roles  Experienced Acquirer, Core Competency in Integration Processes  Market Opportunity • Leverage Successful First Merchants Model into Northeast Indiana Markets • Diverse Loan Portfolio with Significant Opportunities to Expand • Bridge to Significant Markets in North Western Ohio and Southern Michigan Strategic Opportunity Financially Attractive Attractive Risk Profile Independent Alliance Banks, Inc. Transaction Rationale

48 Why Invest in First Merchants?  Attractive and Growing Earnings Stream  2nd Largest Indiana Bank with an Energized and Experienced Management Team  Attractive Long-Term Deposit Market Shares  Commercial Presence that Creates a Client Preference  State-of-the-Art Technology and Operations Center  Successful Acquisition and Integration Track Record  Focused on Providing Sustainable Shareholder Value

49 Research Coverage

50 Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.com Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com

Appendix

First Merchants Corporation FIRSTMERCHANTS.COM

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	739,658	749,955	766,984	850,509	867,263	887,550	900,865	901,657	929,470
Adjust for Accumulated Other Comprehensive (Income) Loss[a]	1,915	6,490	3,614	1,362	(2,066)	(7,035)	(3,924)	13,581	3,722
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	56,827	56,827	51,827	55,776	55,236	55,296	55,355	55,415	55,474
Less: Tier 1 Capital Deductions	(4,381)	(2,371)	(3,418)	(2,516)	(1,999)	(1,828)	(1,440)	(376)	(80)
Less: Disallowed Goodwill and Intangible Assets	(205,818)	(208,980)	(208,749)	(247,006)	(250,367)	(249,932)	(249,541)	(249,104)	(250,493)
Less: Disallowed Servicing Assets									
Less: Disallowed Deferred Tax Assets	(1,786)	(1,581)	(1,144)	(1,677)	(2,998)	(2,743)	(2,161)	(564)	(320)
Total Tier 1 Capital (Regulatory)	$ 586,290	$ 600,215	$ 608,989	$ 656,323	$ 664,944	$ 681,183	$ 699,029	$ 720,484	$ 737,648
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	58,688	60,865	62,012	62,453	62,086	62,186	63,456	66,037	68,225
Total Risk-Based Capital (Regulatory)	$ 709,978	$ 726,080	$ 736,001	$ 783,776	$ 792,030	$ 808,369	$ 827,485	$ 851,521	$ 870,873
Net Risk-Weighted Assets (Regulatory)	$ 4,695,073	$ 4,865,157	$ 4,956,737	$ 5,247,617	$ 5,355,827	$ 5,511,557	$ 5,836,806	$ 5,993,381	$ 6,114,112
Total Risk-Based Capital Ratio (Regulatory)	**15.12%**	**14.92%**	**14.85%**	**14.94%**	**14.79%**	**14.67%**	**14.18%**	**14.21%**	**14.24%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 586,290	$ 600,215	$ 608,989	$ 656,323	$ 664,944	$ 681,183	$ 699,029	$ 720,484	$ 737,648
Less: Qualified Capital Securities	(56,827)	(56,827)	(51,827)	(55,776)	(55,236)	(55,296)	(55,355)	(55,415)	(55,474)
Add: Additional Tier 1 Capital Deductions	4,381	2,371	3,418	2,516	1,999	1,828	1,440	376	80
Less: Preferred Stock									
Common Equity Tier 1 Capital (Regulatory)	$ 533,844	$ 545,759	$ 560,580	$ 603,063	$ 611,707	$ 627,715	$ 645,114	$ 665,445	$ 682,254
Net Risk-Weighted Assets (Regulatory)	$ 4,695,073	$ 4,865,157	$ 4,956,737	$ 5,247,617	$ 5,355,827	$ 5,511,557	$ 5,836,806	$ 5,993,381	$ 6,114,112
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.37%**	**11.22%**	**11.31%**	**11.49%**	**11.42%**	**11.39%**	**11.05%**	**11.10%**	**11.16%**

[a] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

52

FIRST MERCHANTS CORPORATION | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500

First Merchants Corporation

FIRSTMERCHANTS.COM

Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17
Total Stockholders' Equity (GAAP)	$ 739,658	$ 749,955	$ 766,984	$ 850,509	$ 867,263	$ 887,550	$ 900,865	$ 901,657	$ 929,470
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(218,033)	(220,196)	(219,503)	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)	(257,963)
Tangible Common Equity (non-GAAP)	$ 521,500	$ 529,634	$ 547,356	$ 590,620	$ 605,339	$ 626,603	$ 640,896	$ 642,666	$ 671,382
Total Assets (GAAP)	$ 5,877,521	$ 6,140,308	$ 6,189,797	$ 6,761,003	$ 6,798,539	$ 6,906,418	$ 7,022,352	$ 7,211,611	$ 7,326,193
Less: Intangibles Assets	(218,033)	(220,196)	(219,503)	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)	(257,963)
Tangible Assets (non-GAAP)	$ 5,659,488	$ 5,920,112	$ 5,970,294	$ 6,501,239	$ 6,536,740	$ 6,645,596	$ 6,762,508	$ 6,952,745	$ 7,068,230
Tangible Common Equity Ratio (non-GAAP)	**9.21%**	**8.95%**	**9.17%**	**9.08%**	**9.26%**	**9.43%**	**9.48%**	**9.24%**	**9.50%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 867,263	$ 887,550	$ 900,865	$ 901,657	$ 929,470
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)	(257,963)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278	6,753	6,453	6,204	5,930	5,659
Tangible Common Equity, Net of Tax (non-GAAP)	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 612,092	$ 633,056	$ 647,100	$ 648,596	$ 677,041
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,749,340	40,772,896	40,799,025	40,912,697	41,047,543
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.02**	**$ 15.53**	**$ 15.86**	**$ 15.85**	**$ 16.49**

53

FIRST MERCHANTS CORPORATION | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500

54 Appendix – Non-GAAP Reconciliation FORWARD DIVIDEND YIELD May 2017 Current quarter's dividend per share $ 0.18 Current quarter's dividend per share - Annualized $ 0.72 Stock Price at 3/31/17 $ 39.32 Forward Dividend Yield 1.83% DIVIDEND PAYOUT RATIO 2017 Dividends per share (as of May 2017) $ 0.18 Earnings Per Share 1Q2017 $ 0.56 Dividend Payout Ratio 32.1% EFFICIENCY RATIO (dollars in thousands): 2015 1Q16 2016 1Q17 Non Interest Expense (GAAP) $ 174,806 $ 46,475 $ 177,359 $ 43,099 Less: Core Deposit Intangible Amortization (2,835) (978) (3,910) (903) Less: OREO and Foreclosure Expenses (3,956) (751) (2,877) (531) Adjusted Non Interest Expense (non-GAAP) 168,015 44,746 170,572 41,665 Net Interest Income (GAAP) 196,404 54,455 226,473 60,999 Plus: Fully Taxable Equivalent Adjustment 10,975 3,136 13,541 3,950 Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP) 207,379 57,591 240,014 64,949 Non Interest Income (GAAP) 69,868 15,837 65,203 14,846 Less: Investment Securities Gains (Losses) (2,670) (997) (3,389) (598) Adjusted Non Interest Income (non-GAAP) 67,198 14,840 61,814 14,248 Adjusted Revenue (non-GAAP) 274,577 72,431 301,828 79,197 Efficiency Ratio (non-GAAP) 61.19% 61.78% 56.51% 52.61%

55 Appendix – Non-GAAP Reconciliation CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands): 2015 2016 1Q16 1Q17 Total Risk-Based Capital (Subsidiary Bank Only) Total Stockholders' Equity (GAAP) 927,774$ 973,641$ 945,283$ 993,130$ Adjust for Accumulated Other Comprehensive (Income) Loss 1 (579) 9,701 (4,566) 8,226 Less: Preferred Stock (125) (125) (125) (125) Less: Tier 1 Capital Deductions (1,903) - (1,805) - Less: Disallowed Goodwill and Intangible Assets (246,558) (248,656) (249,919) (250,047) Less: Disallowed Deferred Tax Assets (1,269) - (2,708) - Total Tier 1 Capital (Regulatory) 677,340 734,561 686,160 751,184 Allowance for Loan Losses includible in Tier 2 Capital 62,453 66,037 62,086 68,225 Total Risk-Based Capital (Regulatory) 739,793$ 800,598$ 748,246$ 819,409$ Construction, Land and Land Development Loans 366,704$ 418,703$ 391,621$ 336,931$ Concentration as a % of the Bank's Risk-Based Capital 49.6% 52.3% 52.3% 41.1% Construction, Land and Land Development Loans 366,704$ 418,703$ 391,621$ 336,931$ Investment Real Estate Loans 1,090,573 1,272,415 1,107,288 1,423,792 Total Construction and Investment RE Loans 1,457,277$ 1,691,118$ 1,498,909$ 1,760,723$ Concentration as a % of the Bank's Risk-Based Capital 197.0% 211.2% 200.3% 214.9% 1 Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans. ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands): 2Q16 3Q16 4Q16 1Q17 L ans Held for Sale (GAAP) 18,854$ 1,482$ 2,929$ 1,262$ Loans (GAAP) 4, 91,429 4,973,844 5,139,645 5,274,909 T tal Loans 4,810,283 4, 75,326 5,142,574 5,276,171 Less: Purchased Loans (821,158) (733,715) (665,417) (608,724) Non-Purchased Loans (non-GAAP) 3,989,125$ 4,241,611$ 4,477,157$ 4,667,447$ Allowance for Loan Losses (GAAP) 62,186$ 63,456$ 66,037$ 68,225$ Fair Value Adjustme t (FVA) (GAAP) 42,291 37,898 34,936 30,623 Allowance plus FVA (non-GAAP) 104,477$ 101,354$ 100,973$ 98,848$ Total Loans 4,810,283$ 4,975,326$ 5,142,574$ 5,276,171$ Fair Value Adjustment (FVA) (GAAP) 42,291 37,898 34,936 30,623 Total Loans plus FVA (non-GAAP) 4,852,574$ 5,013,224$ 5,177,510$ 5,306,794$ Allowance as a Percentage of Non-Purchased Loans (non-GAAP) 1.56% 1.50% 1.47% 1.46% Allowance plus FVA as a Percentage of Total Loans plus FVA (non-GAAP) 2.15% 2.02% 1.95% 1.86%